UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 6, 2018

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.                                        Regulation FD Disclosure.

On April 6, 2018, Vornado Realty Trust (“Vornado”) made available to its shareholders its Annual Report for the year ended December 31, 2017. The Chairman’s Letter included with the Annual Report contains information that may be of interest to investors. A copy of the Chairman’s Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Chairman’s Letter includes several references to the Company’s website.  These references are intended to be inactive textual references and are not intended to function as a hyperlink. The information on the Company’s website is not and should not be considered part of the Chairman’s Letter and is not incorporated therein by reference.

FORWARD-LOOKING STATEMENTS

The Chairman’s Letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance. They represent Vornado’s intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, Vornado’s future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in the Chairman’s Letter. We also note the following forward-looking statements that have been included in the Chairman’s Letter: the 2018 cash NOI guidance; statements regarding future capital expenditures, acquisitions or dispositions, including, without limitation, statements regarding Penn Plaza, 220 Central Park South and 666 Fifth Avenue; and statements regarding potential corporate governance changes. Many of the factors that will determine the outcome of these and Vornado’s other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of Vornado’s forward-looking statements and Vornado’s future results and financial condition, see “Risk Factors” and “Forward-Looking Statements” in Vornado’s Annual Report on Form 10-K for the year ended December 31, 2017. You are cautioned not to place undue reliance on Vornado’s forward-looking statements, which speak only as of the date of the Chairman’s Letter. All subsequent written and oral forward-looking statements attributable to Vornado or any person on Vornado’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Vornado does not undertake any obligation to release publicly any revisions to these forward-looking statement to reflect events or circumstances occurring after the date of the Chairman’s Letter.

In accordance with General Instruction B.2 of Form 8-K, the information incorporated by reference in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Vornado or Vornado Realty L.P., the operating partnership through which Vornado conducts its business, under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished as part of this Current Report on Form 8-K:

99.1	Chairman’s Letter from Vornado Realty Trust’s Annual Report for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

	By:	/s/ Matthew Iocco
	Name:	Matthew Iocco
	Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: April 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
	By:	VORNADO REALTY TRUST,
Sole General Partner

	By:	/s/ Matthew Iocco
	Name:	Matthew Iocco
	Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: April 6, 2018